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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



Date of Report: September 24, 2001
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(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       333-65298                    56-1950039
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(State or Other                  (Commission                (I.R.S. Employer
Jurisdiction of                 File Number)               Identification No.)
Incorporation)



            Bank of America Corporate Center, 100 North Tryon Street,
                        Charlotte, North Carolina 28255
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                      Address of Principal Executive Office





       Registrant's telephone number, including area code: (704) 386-2400



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

               Item 601(a) of
               Regulation S-K
Exhibit No.      Exhibit No.                        Description

     1               99          Term Sheet. (Corrected  copy; this term sheet and Form
                                 8-K/A replaces, in its entirety, all of the term sheet
                                 and Form 8-K filed on September 24, 2001 under Item 7,
                                 Exhibit 99, pursuant to Form 8-K dated September 24,
                                 2001 under Commission File Number 333-66805 and files
                                 such term sheet and Form 8-K under Commission File
                                 Number 333-65298.)



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         Pursuant to the requirements of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                     BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                     By: /s/ Bruce M. Ambler Jr.
                                         ---------------------------------------
                                     Name:  Bruce M. Ambler Jr.
                                     Title: Vice President

Date: September 24, 2001